EXHIBIT 10.4
FIRST AMENDMENT
TO THE EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
AGREEMENT AND THE LIFE INSURANCE ENDORSEMENT METHOD
SPLIT DOLLAR PLAN AGREEMENT
EFFECTIVE JUNE 1, 2002
     This Amendment, made and entered into this 13th day of September, 2005, by and between First Federal Savings Bank, a bank organized and existing under the laws of the United States of America, hereinafter referred to as the, “Bank”, and Richard B. Boyer, an Employee and Executive of the Bank, hereinafter referred to as the, “Executive”, shall effectively amend the Executive Supplemental Retirement Plan Agreement and the Life Insurance Endorsement Method Split Dollar Plan Agreement effective June 1, 2002.
I. Subparagraph I (H) titled, “Index”, of the Executive Supplemental Retirement Plan Agreement, shall be amended to delete the Union Central Life Insurance Company Policy and replace the same as follows:
I.	DEFINITIONS
H.	Index:

Insurance Company:	New York Life Insurance & Annuity Corporation
Policy Form:	Universal Life
Policy Name:	BOLI
Insured’s Age and Sex:	47, Male
Riders:	None
Ratings:	None
Option:	Level
Face Amount:	$3,557,481
Premiums Paid:	$1,293,032.81
Number of Premium Payments:	Single
Assumed Purchase Date:	May 23, 2005
This Amendment shall have the effect of using the Index from the previous Union Central Life Insurance Company as well as the Massachusetts Mutual Life Insurance Company policies until May 23, 2005. The Index on and subsequent to May 23, 2005, shall be based upon the New York Life Insurance Company policy set forth hereinabove as well as the Massachusetts Mutual Life Insurance Company policy set forth in the original June 1, 2002 Agreement.

II. Life Insurance Endowment Method Split Dollar Plan Agreement. The Union Central “Insurer” and Policy Number” shall be deleted from page one (1) and replaced with the following.

Insurer:	New York Life Insurance & Annuity Corporation

Policy Number:	56610877
     This Amendment shall be effective the 6th day of June 2005. To the extent that any paragraph, term, or provision of said agreement is not specifically amended herein or in any other amendment thereto, said paragraph, term, or provision shall remain in full force and effect as set forth in said June 1, 2002 Agreement.
     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

FIRST FEDERAL SAVINGS BANK Monessen, PA
/s/ Linda Pankiewicz	By:	/s/ DaCosta Smith, III	VP HR
Witness		Title

/s/ Linda Pankiewicz	/s/ Richard B. Boyer
Witness	Richard B. Boyer

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